[GRAPHIC OF FLAGS OMITTED]

GABELLI GOLD FUND
THIRD QUARTER REPORT - SEPTEMBER 30, 2002

[GRAPHIC OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The third quarter of 2002 was better for the gold price than for gold equities. The price of gold appreciated by almost $18 per ounce to $323.70 per ounce by the end of September. This represents a gain of 2.9%. In contrast, gold equities declined. The Philadelphia Gold and Silver Index ("XAU") Index of large gold and silver companies traded in North America fell by 1.55% during the three months under review. There is a rule of thumb among gold investors that for every one percent move in the gold price, the XAU Index should move by about 3%. This clearly did not occur in the third quarter. Why? First, two of the larger constituents of the XAU Index, Barrick Resources and Placer Dome, were thrown out of the Standard & Poor's ("S&P") 500 Index because they, like Royal Dutch and Unilever, are foreign corporations and the keepers of the index decided to cleanse it of all foreign companies. Therefore, index funds had to sell. Secondly, there was a leak concerning the South African Government's plans to reform South Africa's mining laws. This created investor uncertainty and led to price declines for the three South African constituents of the XAU Index. Finally, gold stocks are equities and had enjoyed a great run coming into the third quarter, and with the stock market performing so poorly, investors decided to lower their gold equity exposure.

      The net asset value of the Gabelli Gold Fund (the "Fund") rose one cent to $10.55 during the third quarter. This represented a rise of 0.09%. By comparison, the average gold fund monitored by Lipper Inc. declined by 3.75% and, as we have already mentioned, the XAU Index fell by 1.55%. For the first nine months of the year, the Fund rose by 60.82%, compared with a rise of 44.57% and 30.22% for the Lipper Gold Fund Average and the XAU Index, respectively.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                          Quarter
                                            ------------------------------------
                                              1ST       2ND       3RD      4TH       YEAR
                                              ---       ---       ---      ---       ----
  2002:   Net Asset Value ................   $9.54    $10.54    $10.55       --        --
          Total Return ...................   45.4%     10.5%      0.1%       --        --
-----------------------------------------------------------------------------------------------
  2001:   Net Asset Value ................   $4.88     $6.12     $6.33     $6.56     $6.56
          Total Return ...................   (7.2)%    25.4%      3.4%      4.7%     26.0%
-----------------------------------------------------------------------------------------------
  2000:   Net Asset Value ................   $5.19     $5.27     $5.04     $5.26     $5.26
          Total Return ...................  (16.7)%     1.5%     (4.4)%     4.4%    (15.6)%
-----------------------------------------------------------------------------------------------
  1999:   Net Asset Value ................   $5.45     $5.39     $6.74     $6.23     $6.23
          Total Return ...................   (3.7)%    (1.1)%    25.1%     (7.6)%    10.1%
-----------------------------------------------------------------------------------------------
  1998:   Net Asset Value ................   $6.63     $5.68     $6.17     $5.66     $5.66
          Total Return ...................   12.9%    (14.3)%     8.6%     (8.3)%    (3.6)%
-----------------------------------------------------------------------------------------------
  1997:   Net Asset Value ................  $11.83     $9.79     $9.17     $5.87     $5.87
          Total Return ...................   (4.0)%   (17.2)%    (6.3)%   (35.4)%   (51.9)%
-----------------------------------------------------------------------------------------------
  1996:   Net Asset Value ................  $14.00    $13.40    $13.46    $12.32    $12.32
          Total Return ...................   22.7%     (4.3)%     0.4%     (8.5)%     8.0%
-----------------------------------------------------------------------------------------------
  1995:   Net Asset Value ................  $11.00    $11.96    $12.27    $11.41    $11.41
          Total Return ...................   (0.6)%     8.7%      2.6%     (7.0)%     3.1%
-----------------------------------------------------------------------------------------------
  1994:   Net Asset Value ................     --        --     $12.37    $11.07    $11.07
          Total Return ...................     --        --      23.7%(b) (10.5)%    10.7%(b)
-----------------------------------------------------------------------------------------------

                                        AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
                                        ----------------------------------------------------
                                          QUARTER   YEAR TO DATE   1 YEAR    3 YEAR   5 YEAR    SINCE INCEPTION(B)
                                          -------   ------------   ------   -------   -------   ------------------
Gabelli Gold Fund .....................     0.09%      60.82%      68.33%    16.49%     3.25%          0.89%
Philadelphia Gold and Silver Index ....   (1.55)%      30.22%      23.02%   (2.74)%   (7.08)%        (4.39)%
Lipper Gold Fund Average ..............   (3.75)%      44.57%      46.85%     8.53%   (1.61)%        (2.03)%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

--------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

      The Fund seeks to provide investors with long-term appreciation of capital by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OF HOLDINGS BY GEOGRAPHIC REGION OMITTED]
EDGAR REPRESENTATION OF GRAPHIC OMITTED:

HOLDINGS BY GEOGRAPHIC REGION - 9/30/02
North America     61.3%
South Africa      27.9%
Asia/Pacific Rim   4.8%
Latin America      3.6%
Europe             2.4%

COMMENTARY

      We believe that we are still in the early stages of a bull market in gold. Between December 1968 and December 1974, the S&P 500 Index declined by 34% and the gold price rallied by 347%. Between December 1929, another market peak, and January 1934, the S&P 500 Index declined by 63% and the gold price rallied by 69%. In the current cycle, the S&P 500 Index peaked in late March 2000 and had fallen 47% by the end of September 2002. During this time the gold price has rallied from $285.00 per ounce to $323.70 per ounce for a rise of 13.5%.
Incidentally, the Nasdaq Composite Index has fallen by 77% from its peak in early March 2000. In the context of gold's behavior during previous market peaks, the recent move is fairly small.

      Gold remains an under-owned asset class and has yet to attract significant investor interest. This provides a challenge as well as an opportunity. The total market capitalization of gold equities is in the order of $50 billion, which is similar in size to AOL Time Warner, and one investment bank has estimated there is $200 billion worth of gold bullion held in investment form. So this is a sector that most institutional investors can ignore as being too small. However, should large investors or central banks decide to allocate capital to the sector, there is scope for considerable price appreciation.

      We believe the key drivers for gold have not changed in the past few months. First, investors continue to be risk averse. This is most evident in the fixed income market where spreads between Government bonds and corporate bonds have widened considerably. Of course, there are other signs of financial stress such as the meltdown in the share prices of European insurance companies, continued difficulties in the financial sector in Japan and further weakness of the Brazilian currency. In the event of a financial crisis, gold should perform well as the authorities once again open the monetary spigot.

      Every quarter we write about the dollar, so this time readers will be spared a repeat. However, the gold price received no assistance from a weaker dollar during the quarter. Actually, the dollar appreciated during the third quarter against both the Yen and the Euro, but not by a significant amount. We believe that the dollar is more likely to weaken rather than strengthen, and a weaker dollar should result in a higher gold price.

      After their recent correction, gold equities are now more attractive relative to bullion and their own history. It seems that gold stocks are marking time until the gold price goes to a new high above $330 per ounce. Once this happens we believe that gold equities will move sharply higher.

INVESTMENT SCOREBOARD

      The Fund's South African and mid-sized North American holdings did best during the quarter. For example, Meridian Gold, Goldcorp and Agnico-Eagle all appreciated by over 10%. Among the South Africans, Harmony Gold and Gold Fields rose by 16% and 14%, respectively. Among our larger holdings, Freeport-McMoran, Placer Dome and Barrick Gold did not perform well. Freeport-McMoran operates a huge copper/gold mine in Indonesia and recent political upheavals have caused investors to sell the stock. We believe that the company offers outstanding value at current prices. Placer Dome has been dogged by the issuance of new shares to AurionGold shareholders in connection with its takeover of AurionGold. Finally, Barrick Gold has hardly participated in the current gold bull market. We had avoided this stock until recently. However, we felt that despite its large hedge position, Barrick offered good value and therefore we built a position during the quarter. Clearly we were too early, as Barrick recently announced that production would be lower and costs higher than previously thought, causing the stock to fall further.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2002.

AGNICO-EAGLE MINES LTD. (AGE.TO - $16.08 - TORONTO STOCK EXCHANGE;  AEM - $16.01
- NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low-cost gold producer.

ANGLOGOLD LTD. (AU - $26.65 - NYSE) is the world's largest gold producer at nearly seven million ounces per year. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. AngloGold operates thirteen mines in South Africa in addition to their mines in Mali and Namibia. The company also gained exposure to the U.S., Brazil and Argentina through a transaction with Minorco. Recently, AngloGold has significantly reduced its gold hedging programs, making the company a more attractive investment for gold investors who believe that the gold price will move higher.

BARRICK GOLD CORP. (ABX - $15.55 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FREEPORT-MCMORAN COPPER & GOLD INC. (FCX - $13.46 - NYSE) operates the world's largest lowest-cost copper and gold mine in the world. This deposit is located at the Grasberg mine in Indonesia. The deposit contains massive reserves of both gold and copper, estimated at about 65 million ounces of gold and 50 million pounds of copper. The company also owns smaller interests in Spain and Indonesia.

GOLD FIELDS LTD. (GFI - $12.80 - NYSE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana. The company is largely unhedged and debt free.

GOLDCORP INC. (GA.TO - $11.10 - TORONTO STOCK EXCHANGE; GG - $11.03 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries have resulted in increased production at significantly lower costs. Goldcorp has a very strong balance sheet and is an unhedged producer.

HARMONY GOLD MINING CO. LTD. (HGMCY - $15.65 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.1 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged, any increase in the gold price will likely have a very positive impact on profits.

LIHIR GOLD LTD. (LHG.AX - $0.73 - AUSTRALIAN STOCK EXCHANGE) controls one mine on Lihir Island in Papua New Guinea. The mine has substantial reserves and the potential for a very long life of at least twenty years at the current level of production. The company is a fairly high cost producer and therefore is a major beneficiary of a higher gold price. The world's largest mining company, Rio Tinto, owns 16% of the share capital and Lihir may be involved in the consolidation of the gold sector.

MERIDIAN GOLD INC. (MDG - $18.30 - NYSE; MNG.TO - $18.28 - TORONTO STOCK EXCHANGE) is an exploration-focused gold producer. The company continues to grow its gold reserves and increase production through efforts such as its recent acquisition of Brancote Holdings, which controls a large gold discovery in Argentina. Meanwhile, the company's high grade and low cost mine in El Penon, Chile remains highly profitable.

NEWMONT MINING CORP. (NEM - $27.51 - NYSE) has become the largest gold producer in North America, following their takeover of Franco-Nevada Mining and Normandy Mining. On a stand-alone basis, Newmont produced 5.4 million ounces of gold at an average cost of $184 per ounce in 2001 and reported proven and probable reserves of 60 million ounces at year-end. Following the recent acquisition, Newmont has a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

PLACER DOME INC. (PDG - $9.13 - NYSE; PDG.TO - $9.17 - TORONTO STOCK EXCHANGE) is one of the world's lowest cost gold producers. Placer Dome has fourteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the U.S. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa. The company just succeeded in its takeover of AurionGold in Australia, which is Placer Dome's joint venture partner in two of its Australian mines. This should provide another avenue for growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The recent correction in gold equities has been extremely painful, but it should be put in context. The correction followed a significant run up and, although never pleasant, was probably necessary. Certainly the froth has been blown off the sector and, should gold move above $330 per ounce, we would expect another leg up in the price of most gold equities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                              Sincerely,

                                              /S/ CAESAR BRYAN

                                              CAESAR BRYAN
                                              President and Portfolio Manager

November 5, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
        Agnico-Eagle Mines Ltd.                Harmony Gold Mining Co. Ltd.
        AngloGold Ltd.                         Lihir Gold Ltd.
        Barrick Gold Corp.                     Meridian Gold Inc.
        Freeport-McMoRan Copper & Gold Inc.    Newmont Mining Corp.
        Gold Fields Ltd.                       Placer Dome Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          -----
            COMMON STOCKS -- 90.2%
            METALS AND MINING -- 90.2%
            AUSTRALIA -- 4.8%
   995,125  AurionGold Ltd. ................................   $  1,737,257
   500,000  Croesus Mining NL+ .............................        203,754
 3,970,000  Lihir Gold Ltd.+ ...............................      2,884,878
   145,000  Newcrest Mining Ltd. ...........................        530,688
   925,000  Tanami Gold NL+ ................................        105,545
   225,000  Troy Resources NL ..............................        237,170
                                                               ------------
                                                                  5,699,292
                                                               ------------
            IRELAND -- 0.0%
   214,771  Glencar Mining plc+ ............................          4,222
                                                               ------------
            LATIN AMERICA -- 3.6%
   198,000  Compania de Minas Buenaventura SA, ADR .........      4,237,200
                                                               ------------
            NORTH AMERICA -- 51.4%
   234,000  Agnico-Eagle Mines Ltd., New York ..............      3,746,340
    55,000  Agnico-Eagle Mines Ltd., Toronto ...............        884,178
   855,000  Apollo Gold Corp.+ .............................      1,382,579
   500,000  Ariane Gold Corp.+ .............................        220,650
   275,000  Arizona Star Resource Corp.+ ...................        433,420
 1,100,000  Aurizon Mines Ltd.+ ............................        832,167
   400,000  Axmin Inc.+ ....................................         50,434
   295,000  Barrick Gold Corp. .............................      4,587,250
    10,000  Crystallex International Corp., New York+ ......         22,900
    20,000  Crystallex International Corp., Toronto+ .......         46,904
 1,300,000  Eldorado Gold Corp.+ ...........................      1,196,555
   212,000  FNX Mining Co. Inc.+ ...........................        688,303
   337,500  Freeport-McMoRan Copper & Gold Inc., Cl. B+ ....      4,542,750
   180,000  Glamis Gold Ltd., New York+ ....................      1,665,000
   343,200  Glamis Gold Ltd., Toronto+ .....................      3,187,033
   197,600  Goldcorp Inc., New York ........................      2,179,528
   213,200  Goldcorp Inc., Toronto .........................      2,365,574
   102,000  Golden Queen Mining Co. Ltd.+ ..................         45,013
   200,000  Golden Star Resources Ltd., New York +(a) ......        253,646
   100,000  Golden Star Resources Ltd., Toronto+ ...........        126,086
   868,600  High River Gold Mines Ltd.+ ....................        898,050
    75,000  IAMGOLD Corp., New York ........................        287,250
   760,700  IAMGOLD Corp., Toronto .........................      2,915,772
   395,000  Ivanhoe Mines Ltd.+ ............................        801,843
   850,000  Kinross Gold Corp., New York+ ..................      1,861,500
 1,300,000  Kinross Gold Corp., Toronto+ ...................      2,860,259
   216,295  Meridian Gold Inc., New York+ ..................      3,958,199
    70,000  Meridian Gold Inc., Toronto+ ...................      1,279,772
   500,000  Miramar Mining Corp.+ ..........................        482,279
   100,000  Moydow Mines International Inc.+ ...............         35,619
   290,071  Newmont Mining Corp. ...........................      7,979,853
   300,000  Northgate Exploration Ltd.+ ....................        279,911
   518,000  Placer Dome Inc., New York .....................      4,729,340
    40,000  Placer Dome Inc., Toronto ......................        366,910
   324,600  Repadre Capital Corp.+ .........................      1,729,186
   477,700  River Gold Mines Ltd.+ .........................        858,295
    10,000  TVX Gold Inc.+ .................................        141,800
 1,120,000  Wheaton River Minerals Ltd.+ ...................        797,872
                                                               ------------
                                                                 60,720,020
                                                               ------------

                                                                  MARKET
  SHARES                                                          VALUE
  ------                                                          -----
            NORWAY -- 0.9%
 2,535,188  Kenor ASA+ .....................................   $  1,033,117
                                                               ------------
            SOUTH AFRICA -- 29.5%
    45,500  Anglo American Platinum Corp. Ltd. .............      1,530,674
   192,058  AngloGold Ltd., ADR ............................      5,118,346
   175,000  Durban Roodepoort Deep Ltd.+ ...................        728,350
 1,045,000  Durban Roodepoort Deep Ltd., ADR+ ..............      4,347,200
   638,249  Gold Fields Ltd., ADR ..........................      8,169,587
   601,326  Harmony Gold Mining Co. Ltd., ADR ..............      9,410,752
    57,000  Impala Platinum Holdings Ltd., ADR .............      3,170,169
   367,750  Northam Platinum Ltd. ..........................        662,932
   100,000  Randgold Resources Ltd., ADR+ ..................      1,808,900
                                                               ------------
                                                                 34,946,910
                                                               ------------
            TOTAL COMMON STOCKS ............................    106,640,761
                                                               ------------
            WARRANTS -- 0.1%
            NORTH AMERICA -- 0.1%
   100,000  Golden Star Resources Ltd. +(a) ................         28,412
   210,000  Wheaton River Minerals Ltd.+ ...................         66,195
                                                               ------------
            TOTAL WARRANTS .................................         94,607
                                                               ------------
            GOLD BULLION -- 9.2%
            NORTH AMERICA -- 9.2%
    33,700  Gold Bullion+ ..................................     10,908,690
                                                               ------------
PRINCIPAL
 AMOUNT
---------
            U.S. GOVERNMENT OBLIGATIONS -- 0.9%
$1,043,000  U.S. Treasury Bill, 1.594%++, 11/07/02 .........      1,041,317
                                                               ------------
            TOTAL INVESTMENTS -- 100.4%
              (Cost $105,650,519) ..........................    118,685,375
            OTHER ASSETS AND
              LIABILITIES (NET) -- (0.4)% ..................       (504,169)
                                                               ------------
            NET ASSETS -- 100.0% ...........................   $118,181,206
                                                               ============
----------------
 (a)   Security fair valued under procedures established by the
       Board of Directors.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.

                                     % OF
                                    MARKET         MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE          VALUE
--------------------------          ------     ------------
North America .................      61.3%     $ 72,764,634
South Africa ..................      27.9%       33,138,010
Asia/Pacific Rim ..............       4.8%        5,699,292
Latin America .................       3.6%        4,237,200
Europe ........................       2.4%        2,846,239
                                    ------     ------------
                                    100.0%     $118,685,375
                                    ======     ============

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                          800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             Werner J. Roeder, MD
CHAIRMAN AND CHIEF                                VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER                                LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                           MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                         BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                               Daniel E. Zucchi
ATTORNEY-AT-LAW                                   PRESIDENT
ANTHONY J. COLAVITA, P.C.                         DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan                                      Bruce N. Alpert
PRESIDENT AND                                     VICE PRESIDENT
PORTFOLIO MANAGER                                 AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q302SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

GABELLI
GOLD
FUND,
INC.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002